                                                                               .
                                                                               .
                                                                               .
   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 7, 2004


      RIG NAME                WD               DESIGN            LOCATION           STATUS*            OPERATOR
---------------------  ----------------   ----------------   ----------------   ----------------   ----------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                 3,500'        Victory Class            GOM             Contracted        Noble Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                  5,500'        Victory Class            GOM             Contracted         Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America               5,500'        Ocean Odyssey            GOM             Contracted          Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant               5,500'        Ocean Odyssey            GOM             Contracted            ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory               5,500'        Victory Class            GOM             Contracted       W&T Offshore
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence            7,500'        DP Aker H-3.2            GOM             Contracted             BP
                                          Modified
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord               2,200'        F&G SS-2000              GOM                Idle               DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington             2,200'        F&G SS-2000              GOM             Contracted      Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga              2,200'        F&G SS-2000              GOM             Contracted            LLOG

                               (Table Continued)

                                                                                                      FUTURE CONTRACT AND OTHER
      RIG NAME           CURRENT TERM      DAYRATE (000S)       START DATE       EST. END DATE               INFORMATION
---------------------  ----------------   ----------------   ----------------   ----------------   --------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest             one well plus         low 50's       early Sept. 2004    late Oct. 2004    LOI for one well plus option in
                            option                                                                 mid 70's beginning late Oct. and
                                                                                                   ending late Nov. 2004, subject
                                                                                                   to Noble Energy option.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star              fourth of four        low 60's       early June 2004    early Oct. 2004    220 day extension with
                            wells                                                                  Kerr-McGee in upper 70's
                                                                                                   beginning early Oct. 2004 and
                                                                                                   ending mid May 2005. Available;
                                                                                                   actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America          second of three        mid 70's        mid June 2004     early Nov. 2004    One well extension plus option
                          wells plus                                                               with Mariner in mid 80's
                            option                                                                 beginning early Nov. 2004 and
                                                                                                   ending late Jan. 2005.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant          second of three       high 50's        late Dec. 2003     mid Oct. 2004     LOI for one well plus options in
                          wells plus                                                               mid 80's beginning mid Oct. and
                            option                                                                 ending late Nov. 2004.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory             two wells           mid 40's        mid Aug. 2004      late Nov. 2004    Rate adjusts to mid 70's in late
                                                                                                   Sept. LOI for one well plus
                                                                                                   option in mid 90's beginning
                                                                                                   late Nov. 2004 and ending late
                                                                                                   Jan. 2005. Available; actively
                                                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence        five-year term         170's         early Jan. 2001    early Jan. 2006    Available; actively marketing.

------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                 --                 --                 --                 --          Approximately 120 days
                                                                                                   maintenance beginning early June
                                                                                                   and ending early Oct. 2004. LOI
                                                                                                   for one well plus options in mid
                                                                                                   50's beginning early Oct. and
                                                                                                   ending late Nov. 2004. LOI for
                                                                                                   one well in mid 50's beginning
                                                                                                   late Nov. 2004 and ending late
                                                                                                   Jan. 2005. Available; actively
                                                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington         one well plus        high 40's       late March 2004     mid March 2005    One well extension plus option
                            option                                                                 with Walter in high 30's
                                                                                                   beginning mid Aug. and ending
                                                                                                   early Sept. 2004; followed by
                                                                                                   three well extension with Walter
                                                                                                   beginning in early Sept. and
                                                                                                   ending in mid Dec. 2004. Rate
                                                                                                   for first well in mid 40's,
                                                                                                   second and third wells in upper
                                                                                                   40's. Three additional extension
                                                                                                   wells with Walter beginning in
                                                                                                   mid Dec. 2004 and ending
                                                                                                   mid-March 2005. Rate for first
                                                                                                   and second wells in mid 50s with
                                                                                                   third well in low 60s.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga             one well           mid 40s         late June 2004     mid Oct. 2004     One additional well plus option
                        extension plus                                                             with LLOG in low 50s beginning
                            option                                                                 mid Sept. and ending mid Oct.
                                                                                                   2004. Available; actively
                                                                                                   marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 7, 2004


      RIG NAME                WD               DESIGN            LOCATION           STATUS*            OPERATOR
---------------------  ----------------   ----------------   ----------------   ----------------   ----------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader               200'         Mat Cantilever           GOM             Contracted      Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                  200'         Mat Cantilever           GOM             Contracted       Chevron/Texaco
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion               250'         Mat Slot                 GOM             Contracted          Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia               250'         Independent Leg          GOM             Contracted         Kerr-McGee
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                300'         Independent Leg          GOM             Contracted            LLOG
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                   300'         Independent Leg          GOM                Idle               DODI
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                   300'         Independent Leg          GOM             Contracted          Houston
                                          Cantilever                                                 Exploration
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                 300'         Independent Leg          GOM             Contracted         Spinnaker
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                 300'         Independent Leg          GOM             Contracted            LLOG
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                300'         Independent Leg          GOM             Contracted          Newfield
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                  350'         Independent Leg          GOM             Contracted        Stone Energy
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                  350'         Independent Leg          GOM             Contracted       EOG Resources
                                          Cantilever

                               (Table Continued)

                                                                                                      FUTURE CONTRACT AND OTHER
      RIG NAME           CURRENT TERM      DAYRATE (000S)       START DATE       EST. END DATE               INFORMATION
---------------------  ----------------   ----------------   ----------------   ----------------   --------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader          one well plus         low 30's        late July 2004    early Sept. 2004   Two wells plus option with
                            option                                                                 Walter in mid 30's beginning
                                                                                                   early Sept. and ending early
                                                                                                   Nov. 2004. Available; actively
                                                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake             two wells plus        mid 30s         late Aug. 2004     mid Oct. 2004     Available; actively marketing.
                            option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion             one well           mid 20's        mid Aug. 2004     early Sept. 2004   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia             one well           mid 30's       early Aug. 2004    early Sept. 2004   Available; actively marketing.

------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan           two wells plus        mid 30's        mid July 2004     early Sept. 2004   Two well extension plus option
                            option                                                                 with LLOG in upper 30's
                                                                                                   beginning early Sept. and ending
                                                                                                   early Dec. 2004. Available;
                                                                                                   actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                    --                 --                 --                 --          Two wells with Mariner in upper
                                                                                                   30s beginning early Sept. and
                                                                                                   ending late Oct. 2004.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                two wells           mid 40s         late Aug. 2004     late Nov. 2004    Available; actively marketing.

------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget            one well plus         mid 30's       early Aug. 2004    late Sept. 2004    Available; actively marketing.
                            option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit            one well plus         mid 30's       early Aug. 2004    early Sept. 2004   Three well extension plus option
                            option                                                                 with LLOG in upper 30s beginning
                                                                                                   early Sept. and ending mid Dec.
                                                                                                   2004. Available; actively
                                                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick           one well plus         low 40's       early Aug. 2004    late Sept. 2004    Available; actively marketing.
                            option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan             second of two         mid 40's        mid July 2004     early Oct. 2004    Available; actively marketing.
                          wells plus
                            option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower             second of two        high 30's        mid July 2004     early Oct. 2004    Available; actively marketing.
                            wells

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 7, 2004


      RIG NAME                WD               DESIGN            LOCATION           STATUS*            OPERATOR
---------------------  ----------------   ----------------   ----------------   ----------------   ----------------
INTERNATIONAL SEMISUBMERSIBLES(17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador            1,100'        Bethlehem SS-            GOM             Contracted           PEMEX
                                          2000
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington           1,500'        Aker H-3                 GOM             Contracted           PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                3,500'        F&G 9500                 GOM             Contracted           PEMEX
                                          Enhanced
                                          Pacesetter
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown              2,850'        F&G SS-2000              GOM             Contracted           PEMEX
------------------------------------------------------------------------------------------------------------------------------------
AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                 1,200'        Aker H-3                Gabon            Contracted        Vaalco/SASOL
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian              1,500'        Earl & Wright         North Sea          Contracted           Shell
                                          Sedco 711 Series
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess              1,500'        Aker H-3              North Sea          Contracted          Talisman
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard              1,500'        Bingo 3000            North Sea          Contracted          Talisman
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                1,500'        Victory Class        New Zealand         Contracted            NZOP
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot               1,500'        Bingo 3000           New Zealand         Contracted          Tap Oil
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                 1,640'        Korkut                Australia          Contracted           Santos
------------------------------------------------------------------------------------------------------------------------------------
Ocean General               1,640'        Korkut                 Vietnam           Contracted           PVE&P
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness              7,000'        Victory Class         Indonesia          Contracted           Unocal
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                 7,000'        Victory Class          Malaysia          Contracted           Murphy

                               (Table Continued)

                                                                                                      FUTURE CONTRACT AND OTHER
      RIG NAME           CURRENT TERM      DAYRATE (000S)       START DATE       EST. END DATE               INFORMATION
---------------------  ----------------   ----------------   ----------------   ----------------   --------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador        four year term        mid 50's        late July 2003     mid Dec. 2007     Available.
                             work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington       four year term        low 60's        late July 2003    early Oct. 2006    Available.
                             work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker            four year term       high 60's        mid Aug. 2003      late July 2007    Available.
                             work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown          four year term        mid 40's        late Oct. 2003     mid July 2007     Available.
                             work
------------------------------------------------------------------------------------------------------------------------------------
AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad            three wells plus      high 40's        early May 2004    late Sept. 2004    Available; actively marketing.
                            option
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian             one year          high 40's       late March 2004    late March 2005    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess         three wells plus       low 50's       early Aug. 2004     mid Oct. 2004     LOI for extension in low 60's
                            option                                                                 beginning mid Oct. and ending
                                                                                                   late Dec. 2004, followed by one
                                                                                                   year extension in low 80's
                                                                                                   beginning early Jan. 2005 and
                                                                                                   ending late Dec. 2005.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard             one well           low 60's        late June 2004    early Oct. 2004    One well in Norway with ENI in
                                                                                                   low 140's beginning early Oct.
                                                                                                   2004 and ending early Jan. 2005.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty              one option          low 70's        mid July 2004     early Sept. 2004   Three wells with OMV in mid 70's
                        declared plus                                                              beginning in early Sept. and
                            demobe                                                                 ending in late Dec. 2004.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot              one well          high 70's       early Sept. 2004    mid Sept. 2004    Mobe to Australia beginning mid
                                                                                                   Sept. and ending late Sept.
                                                                                                   2004. First of two wells with
                                                                                                   Bass Straits O&G beginning late
                                                                                                   Sept. and ending early Oct. Two
                                                                                                   wells with Santos beginning
                                                                                                   early Oct. and ending late Oct.
                                                                                                   LOI for two wells (unnamed
                                                                                                   operator) plus option beginning
                                                                                                   late Oct. and ending mid Dec.
                                                                                                   Second of two wells with Bass
                                                                                                   Straits beginning mid Dec. 2004
                                                                                                   and ending mid Jan. 2005. LOI
                                                                                                   for two wells (unnamed operator)
                                                                                                   beginning mid Jan. and ending
                                                                                                   mid Feb. Two wells plus option
                                                                                                   with Santos beginning mid Feb.
                                                                                                   and ending late April. LOI for
                                                                                                   four wells (unnamed operator)
                                                                                                   beginning late April and ending
                                                                                                   late July 2005. All wells in
                                                                                                   upper 70's. Available; actively
                                                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch            Exeter/Mutineer        mid 60's        mid Jan. 2004      mid March 2005    Available; actively marketing.
                       development plus
                            option
------------------------------------------------------------------------------------------------------------------------------------
Ocean General          five completion        mid 50's        mid June 2004      late Oct. 2004    One well plus option and demobe
                           options                                                                 with KNOC in mid 50's beginning
                                                                                                   late Oct. and ending late Dec.
                                                                                                   2004. Available; actively
                                                                                                   marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness          180 day option         110's         late April 2004    early Nov. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover             second of two        high 110's       late July 2004    early Sept. 2004   First option well declared by
                       firm wells plus                                                             Murphy beginning early Sept. in
                           options                                                                 lower 120's, and ending early
                                                                                                   Oct. Available; actively
                                                                                                   marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 7, 2004


      RIG NAME                WD               DESIGN            LOCATION           STATUS*            OPERATOR
---------------------  ----------------   ----------------   ----------------   ----------------   ----------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                 3,300'        DP DYVI Super           Brazil           Contracted         Petrobras
                                          Yatzy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                3,500'        Aker H-3                Brazil           Contracted         Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance              5,000'        Alliance Class          Brazil           Contracted         Petrobras
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper               7,500'        DP                      Brazil           Contracted         Petrobras
                                          Fluor/Mitsubishi
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign              250'         Independent Leg       Indonesia          Contracted        Amerada Hess
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage               300'         Independent Leg           --          Dry tow to India         DODI
                                          Cantilever
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED(4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator              600'         Aker H-3              S. Africa         Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor              2,000'        Victory Class            GOM            Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager               3,200'        Victory Class            GOM            Cold Stacked           DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era               1,500'        Korkut                   GOM            Cold Stacked           DODI

                               (Table Continued)

                                                                                                      FUTURE CONTRACT AND OTHER
      RIG NAME           CURRENT TERM      DAYRATE (000S)       START DATE       EST. END DATE               INFORMATION
---------------------  ----------------   ----------------   ----------------   ----------------   --------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                700 day            mid 70's       early Nov. 2003     mid Oct. 2005     Available.
                          extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner               700 day            mid 50's       early April 2004    mid March 2006    Available.
                          extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance            four-year            110's         early Sept. 2000   late Sept. 2004    Testing. Available.
                           contract
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS(1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper              700 day           low 100's       early Jan. 2003    early March 2006   Available; actively marketing.
                          extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS(2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign          option well         high 30's       early April 2004    mid Sept. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                --                 --                 --                 --          Lump sum mobe to India beginning
                                                                                                   early Sept. and ending mid Oct.
                                                                                                   Six wells plus options with
                                                                                                   Cairn Energy in lower 60's
                                                                                                   beginning mid Oct. 2004 and
                                                                                                   ending early May 2005.
                                                                                                   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED(4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator               --                 --                 --                 --          Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                --                 --                 --                 --          Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                 --                 --                 --                 --          Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                 --                 --                 --                 --          Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico